Exhibit 10.1
FIRST AMENDMENT TO AMENDED & RESTATED MANAGEMENT SERVICES AGREEMENT
This FIRST AMENDMENT hereby amends the Amended and Restated Management Services Agreement, dated January 1, 2009, (as amended, the “MSA”), between Argus Health Systems, Inc. (“Argus”) and HealthSpring of Tennessee, Inc., a Tennessee corporation; HealthSpring of Tennessee, Inc., a Tennessee corporation d/b/a HealthSpring of Illinois; Texas HealthSpring, LLC, a Texas limited liability company; HealthSpring Life & Health Insurance Company, Inc., a Texas insurance company; HealthSpring of Florida, Inc., a Florida corporation; and HealthSpring of Alabama, Inc., an Alabama corporation (hereinafter collectively referred to as “Customer”). The effective date of this Amendment is January 1, 2010 (the “Effective Date”).
WHEREAS, Argus entered into the MSA with Customer in order to facilitate certain pharmacy benefit administration services including services relating to Medicare Part D; and
WHEREAS, Argus and Customer desire to amend the MSA to revise certain provisions relating to Medicare Part D services;
NOW THEREFORE, in consideration of the mutual promises and agreements contained in this Amendment and in the MSA, Argus and Customer hereby agree as follows:
1.	Section 14 of Subsection A (General Provisions) of Appendix 1 (Medicare Part D Regulatory Provisions) to the Medicare Part D Addendum to the MSA shall be deleted in its entirety and replaced with the following:
14.	In accordance with 42 CFR 423.505(b)(21), subcontractor acknowledges the CMS requirement that any prescription drug pricing standard used to reimburse pharmacies based on the cost of the drug will be updated on January 1 of each contract year and at least every seven (7) days thereafter, and (ii) that Argus utilizes First DataBank as its third party pricing source.
2.	Capitalized terms not otherwise defined herein shall have the meanings stated in the MSA.
3.	Except as otherwise set forth in this Amendment, the MSA shall not be amended or otherwise modified in any respect and shall remain in full force and effect in accordance with its terms. In the event of any conflict or inconsistency between any provision of this Amendment and any provision of the MSA, the provisions of this Amendment shall govern and control.
HealthSpring -First Amendment

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment.

ARGUS HEATLTH SYSTEMS, INC.

By: Printed Name:	/s/ Michael G. Mirt Michael G. Mirt
Title:	Chief Executive Officer
Date:	April 2, 2009

HEALTHSPRING OF TENNESSEE, INC.

By: Printed Name:	/s/ Michael G. Mirt Michael G. Mirt
Title:	Chief Executive Officer
Date:	April 2, 2009

HEALTHSPRING OF TENNESSE, INC.
d/b/a HEALTHSPRING OF ILLINOIS

By: Printed Name:	/s/ Michael G. Mirt Michael G. Mirt
Title:	Chief Executive Officer
Date:	April 2, 2009

HealthSpring -First Amendment

TEXAS HEALTHSPRING, LLC

By: Printed Name:	/s/ Michael G. Mirt Michael G. Mirt
Title:	Chief Executive Officer
Date:	April 2, 2009

HEALTHSPRING OF ALABAMA, INC.

By: Printed Name:	/s/ Michael G. Mirt Michael G. Mirt
Title:	Chief Executive Officer
Date:	April 2, 2009

HEALTHSPRING OF FLORIDA, INC.

By: Printed Name:	/s/ Michael G. Mirt Michael G. Mirt
Title:	Chief Executive Officer
Date:	April 2, 2009

HEALTHSPRING LIFE & HEALTH INSURANCE COMPANY

By: Printed Name:	/s/ Michael G. Mirt Michael G. Mirt
Title:	Chief Executive Officer
Date:	April 2, 2009
HealthSpring -First Amendment